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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported) MAY 2, 1997
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                                  BLYTH INDUSTRIES, INC.
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                (Exact name of registrant as specified in its charter)

                DELAWARE                 1-13026             36-2984916
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             (State or other         (Commission         (IRS Employer
             jurisdiction of         File Number)      Identification No.)
             incorporation)


                 100 FIELD POINT ROAD, GREENWICH, CONNECTICUT  06830
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              (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code (203) 661-1926
                                                             ---------------
                               NOT APPLICABLE
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            (Former name or former address, if changed since last report)



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Item 4.       Changes in Registrant's Certifying Accountant

    As previously reported on the Registrant's Forms 8-K filed on April 11, 1997 and on April 29, 1997, on April 8, 1997, the Board of Directors of the Registrant, acting upon the recommendation of its Audit Committee, determined not to engage Grant Thornton LLP ("Grant Thornton") as the primary independent auditors of the Registrant for the coming fiscal year ending January 31, 1998. The Board of Directors of the Registrant, acting upon the recommendation of its Audit Committee, has appointed Coopers & Lybrand L.L.P. as the primary independent auditors of the Registrant for the coming fiscal year ending January 31, 1998. Grant Thornton has been previously engaged to audit the Registrant's financial statements for the fiscal year ended January 31, 1997, and the termination of Grant Thornton's engagement became effective upon May 2, 1997, the effective date of a Registration Statement on Form S-3 with respect to the resale by certain selling stockholders of 331,239 shares of the total of 662,497 shares of common stock of the Registrant which were issued to the former shareholders of New Ideas International, Inc. in connection with the Registrant's December 1996 acquisition of New Ideas International, Inc.

    Grant Thornton's report on the financial statements of the Registrant for the fiscal years ended January 31, 1996 and January 31, 1997 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Grant Thornton during the Registrant's fiscal years ended January 31, 1996 and January 31, 1997 and through May 2, 1997 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused or will cause Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports on the Registrant's financial statements.

Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits

    (c)  Exhibits

         16 Letter, dated May 2, 1997 from Grant Thornton to the Securities and Exchange Commission.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BLYTH INDUSTRIES, INC.



Date: May 2, 1997                 By: /s/ BRUCE D. KREIGER
                                     ---------------------------------
                                            Name: Bruce D. Kreiger
                                            Title: Vice President &
                                                 General Counsel


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